UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

IMPERIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

          On October 30, 2007, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated by reference herein announcing its earnings for the quarter ended September 30, 2007.

Item 9.01  Financial Statements and Exhibits

            (d)     The following exhibit is attached to this report.

                     Exhibit 99        Press release dated October 30, 2007

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.
Date:	November 5, 2007	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated October 30, 2007